Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	September 16, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	August 1, 2002	Previous Distribution Date:	August 15, 2002
Collection Period End Date:	August 31, 2002	Previous Collection Period End Date:	July 31, 2002

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of 8/15/02 9/16/02		% of Original Balance 8/15/02 9/16/02		Unpaid Interest 8/15/02	Unpaid Interest 9/16/02

i.	Class A-1 Notes	—	—	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	178,403,067	159,213,565	56.64%	50.54%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	September 16, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	August 1, 2002	Previous Distribution Date:	August 15, 2002
Collection Period End Date:	August 31, 2002	Previous Collection Period End Date:	July 31, 2002

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		09/30/00	7/31/02	8/31/02	7/31/02	8/31/02

i.	Principal Balance	$950,415,639	$328,356,537	$308,522,427	34.55%	32.46%
ii.	Number of Contracts	73,293	37,979	36,499	51.82%	49.80%
iii.	Weighted Average Coupon (WAC)	9.44%	9.49%	9.49%
iv.	Weighted Average Original Term	61.40	62.60	62.67
v.	Weighted Average Remaining Term	49.40	32.70	31.94
vi.	Weighted Average Seasoning	12.00	29.91	30.73

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		7/31/02	8/31/02	7/31/02	8/31/02	7/31/02	8/31/02	7/31/02	8/31/02

i.	30-59 Days Delinquent	595	558	1.57%	1.53%	$5,331,133	$4,952,580	1.62%	1.61%
ii.	60-89 Days Delinquent	184	142	0.48%	0.39%	1,594,990	1,252,372	0.49%	0.41%
iii.	90-119 Days Delinquent	62	62	0.16%	0.17%	512,411	374,766	0.16%	0.12%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	8	8	0.02%	0.02%	86,811	101,735	0.03%	0.03%
vi.	Repo In Inventory (Not Charged- Off)	22	28	0.06%	0.08%	249,008	314,000	0.08%	0.10%
vii.	Gross Charge-Offs in Period	46	61	0.12%	0.17%	376,430	439,588	0.11%	0.14%

G. Portfolio Charge-Offs		$		% of Original Balance
		7/31/02	8/31/02	7/31/02	8/31/02

i.	Gross Charge-Offs In Period	$ 376,430	$ 439,588	0.040%	0.046%
ii.	Cumulative Gross Charge-Offs	10,214,992	10,654,579	1.075%	1.121%
iii.	Net Losses In Period	208,205	305,002	0.022%	0.032%
iv.	Cumulative Net Losses	6,904,154	7,209,156	0.726%	0.759%

H. Pool Collections

i.	Borrower Interest Collections	$ 2,578,818.81
ii.	Borrower Principal Collections	19,235,169.91
iii.	Net Liquidation Proceeds	37,101.32
iv.	Recoveries	134,585.81
v.	Repurchase Amounts (Interest)	1,071.75
vi.	Repurchase Amounts (Principal)	122,252.05
vii.	Total Interest Collections	2,579,890.56
viii.	Total Principal Collections	19,529,109.09

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$328,356,537.45
ii.	Pool Balance Reductions from Principal Collections	19,394,523.28
iii.	Gross Charge-Offs In Period	439,587.63
iv.	Ending Pool Balance	308,522,426.54

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	September 16, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	August 1, 2002	Previous Distribution Date:	August 15, 2002
Collection Period End Date:	August 31, 2002	Previous Collection Period End Date:	July 31, 2002

J.	Total Available

i.	Total Pool Collections		$22,108,999.65
ii	Reinvestment Income from Reserve Account		3,886.33
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	$7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$22,112,885.98

K.	Waterfall	Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$273,630.45
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$273,630.45	$273,630.45	$22,112,885.98	$7,128,117.29	$0.00	$273,630.45
ii.	Class A Notes Interest Distribution		1,575,462.38	21,839,255.53	7,128,117.29	0.00	1,575,462.38
	Class A Notes Balance	282,043,067.27
	Pool Balance	308,522,426.54

iii.	First Priority Principal Distribution	0.00	0.00	20,263,793.15	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	20,263,793.15	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	310,553,067.27
	Pool Balance	308,522,426.54

v.	Second Priority Principal Distribution	2,030,640.73	2,030,640.73	20,095,584.15	7,128,117.29	0.00	2,030,640.73
vi.	Class C Notes Interest Distribution		88,412.00	18,064,943.42	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	17,976,531.42			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	324,813,067.27
	Specified Credit Enhancement Amount	10,026,978.86
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	2,898,861.57
	Target Securities Balance	305,623,564.97

viii.	Regular Principal Distribution	17,158,861.57	17,158,861.57	17,976,531.42			17,158,861.57
ix.	Release to Seller		817,669.84	817,669.84	7,128,117.29		817,669.84

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	September 16, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	August 1, 2002	Previous Distribution Date:	August 15, 2002
Collection Period End Date:	August 31, 2002	Previous Collection Period End Date:	July 31, 2002

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$1,575,462.38	$—	$—	$1,575,462.38	$1,575,462.38	$—
Class A-1 Notes	6.745%	32	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	991,623.72	—	—	991,623.72	991,623.72	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	2,030,640.73
Regular Principal Distribution	17,158,861.57

Total Principal Distribution	19,189,502.31
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	19,189,502.31
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—